EXHIBIT 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Stephen G. Butler
Stephen G. Butler

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Robert M. Devlin
Robert M. Devlin

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Ivor J. Evans
Ivor J. Evans

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, her true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in her name and in her capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Linda A. Hill
Linda A. Hill

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ James J. Postl
James J. Postl

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Dan F. Smith
Dan F. Smith

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ Gerald B. Smith
Gerald B. Smith

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the “Company”), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, a Registration Statement on Form S-4 to register the Company’s guarantee of $325 million of 5.25% Senior Notes due 2012 of Cooper US, Inc., and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statement or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of February 2006.

/s/ James R. Wilson
James R. Wilson